BTS TACTICAL FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2026

Shares		Fair Value
	SHORT-TERM INVESTMENT — 99.9%
	MONEY MARKET FUND - 99.9%
39,114,778	Fidelity Investments Money Market Government Portfolio, Class I, 3.52%(a) (Cost $39,114,778)	$39,114,778

	TOTAL INVESTMENTS - 99.9% (Cost $39,114,778)	$39,114,778
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%	22,651
	NET ASSETS - 100.0%	$39,137,429

(a)	Rate disclosed is the seven day effective yield as of March 31, 2026.